UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: May 5, 2006

Nuvelo, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Industrial Road, Suite 310, San Carlos, CA 94070-6211

(Address of Principal Executive Offices) (Zip Code)

(650) 517-8000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 5, 2006, Nuvelo, Inc. issued a press release regarding Nuvelo’s financial results for its first fiscal quarter ended March 31, 2006. A copy of Nuvelo’s press release, titled “Nuvelo Reports First Quarter 2006 Financial Results and Accomplishments,” is attached hereto as Exhibit 99.1.

The information furnished under this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference into any filing thereunder or under the Securities Act of 1933 unless expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release titled “Nuvelo Reports First Quarter 2006 Financial Results and Accomplishments” dated May 5, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvelo, Inc. (Registrant)

By:	/s/ Gary Titus
Gary Titus Vice President and acting Chief Financial Officer (Duly Authorized and Principal Financial Officer)

Dated: May 5, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release titled “Nuvelo Reports First Quarter 2006 Financial Results and Accomplishments” dated May 5, 2006.